UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

Churchill Capital Corp IX

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-42041	86-1885237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Fifth avenue, 14th Floor
New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 380-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-quarter of one redeemable warrant	CCIXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCIX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CCIXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 26, 2026, Plus Automation, Inc., a Delaware corporation (“PlusAI”), announced that PlusAI and TRATON Group (“TRATON”) had entered into a non-binding letter of intent pursuant to which the parties agreed to accelerate certain research and development activities related to the development and scaled deployment of on-highway autonomous trucking solutions in the United States and Europe under a pre-existing agreement between the parties. It is anticipated that any definitive agreement related to the contemplated transaction will be executed following the closing of the business combination between PlusAI and Churchill Capital Corp IX (“Churchill IX”).

The non-binding letter of intent contemplates that, in consideration of the accelerated research and development activities, TRATON will pay $25,000,000 with payments to be made to PlusAI from time to time pursuant to an agreed upon work schedule and that the successor to Churchill IX following the business combination (the “Company”) will issue TRATON, or one of its affiliates, a warrant to purchase up to 5,000,000 shares of Class A Common Stock at an exercise price of $11.50 per share. The warrant will become exercisable as follows: the warrant will be exercisable for (1) 25% of the underlying shares upon recognition by the Company of $100 million in revenue from TRATON, (2) an additional 25% of the underlying the underlying shares upon recognition by the Company of an additional $100 million in revenue, and (3) the remaining 50% of the underlying shares upon recognition by the Company of an additional $200 million in revenue, such that the warrant will be fully exercisable upon recognition by the Company of an aggregate of $400 million in revenue. The warrants will expire on the seventh anniversary of the date of issue.

In addition, the non-binding letter of intent contemplates that TRATON will have the right to designate one individual to the board of directors of the Company, subject to customary qualifications. Such right will be exercisable for one time only and will not obligate the Company to renominate such individual in any future annual meeting or accept any replacement nominee if the initial TRATON designee later resigns or is otherwise unable to serve on the Company’s board of directors.

Additional Information About the Business Combination and Where to Find It

The business combination will be submitted to shareholders of Churchill IX for their consideration. Churchill IX has filed a Registration Statement with the SEC, which includes a proxy statement/prospectus that has been distributed to Churchill IX’s shareholders in connection with Churchill IX’s solicitation of proxies for the vote by Churchill IX’s shareholders in connection with the business combination and other matters described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to PlusAI stockholders in connection with the completion of the business combination. The Registration Statement has been declared effective by the SEC and Churchill IX has mailed a proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the business combination. Before making any voting or investment decision, Churchill IX shareholders, PlusAI stockholders and other interested persons are advised to read the proxy statement/prospectus, as well as other documents filed with the SEC by Churchill IX in connection with the business combination, as these documents will contain important information about Churchill IX, PlusAI and the business combination. Shareholders may obtain a copy of the proxy statement statement/prospectus, as well as other documents filed by Churchill IX with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp IX, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This Current Report on Form 8-K and the press release attached as an exhibit hereto include “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “plan,” “project,” “will,” “estimate,” “intend,” “expect,” “believe,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict”, “accelerate” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: expectations regarding the completion of the business combination between PlusAI and Churchill IX; estimates of customer adoption rates and usage patterns; projections regarding the value and capabilities of autonomous driving solutions; projections of development and commercialization timelines; expectations regarding PlusAI’s ability to execute its business model; expectations regarding safety and system maturity of SuperDrive; PlusAI’s deployment of virtual driver software; PlusAI’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; future ventures or investments in companies, products, services, or technologies; the potential benefits of the business combination and expectations related to its terms and timing; and the potential for PlusAI to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of PlusAI and Churchill IX.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that PlusAI is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; PlusAI’s historical net losses and limited operating history; PlusAI’s expectations regarding future financial performance, capital requirements and unit economics; PlusAI’s use and reporting of business and operational metrics; PlusAI’s competitive landscape; PlusAI’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the capital requirements of PlusAI’s business plans and the potential need for additional future financing; PlusAI’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; PlusAI’s reliance on strategic partners and other third parties; PlusAI’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the risk that shareholders of Churchill IX could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change, or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against PlusAI or Churchill IX; failure to realize the anticipated benefits of the business combination; the ability of Churchill IX or the combined company to issue equity or equity-linked securities in connection with the business combination or in the future; and other factors described in Churchill IX’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by PlusAI, Churchill IX or the combined company resulting from the business combination with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of PlusAI’s and Churchill IX’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While PlusAI and Churchill IX may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

An investment in Churchill IX is not an investment in any of our founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill IX, which may differ materially from the performance of our founders’ or sponsors’ past investments.

Participants in the Solicitation

Churchill IX, PlusAI and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Churchill IX’s shareholders in connection with the business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Churchill IX’s shareholders in connection with the business combination are set forth in proxy statement/prospectus filed by Churchill IX with the SEC. You can find more information about Churchill IX’s directors and executive officers in Churchill IX’s final prospectus related to its initial public offering filed with the SEC on May 1, 2024 and in the Annual Reports on Form 10-K filed by Churchill IX with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01.	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 26, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL CAPITAL CORP IX

Date: January 26, 2026	By:	/s/ Jay Taragin
Jay Taragin
Chief Financial Officer